OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information
dated July 29, 2014

At a meeting on September 17-18, 2014, the Funds’ Board of Trustees approved the early conversion of all remaining Class B shares to Class A shares.

On or about November 4, 2014, all remaining Class B shares of the Funds will convert to Class A shares, including Class B shares that are scheduled to convert on a date later than the fourth quarter of 2014. As of the conversion date, other than as noted below, all references to Class B shares in the prospectus and statement of additional information are removed and Class B shares will cease to exist. No contingent deferred sales charges will be assessed in connection with this conversion and the conversion is expected to be tax-free for federal income tax purposes.

The following paragraph is added to the covers of the prospectus and statement of additional information, as applicable.

The Board of Trustees approved the early conversion of all Class B shares in the Funds to occur on or about November 4, 2014. Other than as noted below, all references in this prospectus and statement of additional information related to Class B shares are eliminated as of this date.

The following footnote replaces the second footnote in the section of the prospectus entitled, “About your account – Dealer compensation”.

2
Your securities dealer was previously eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase of Class B shares. After the conversion, dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This supplement is dated September 18, 2014.